Accounting judgments, estimates and assumptions	12 Months Ended
Dec. 31, 2025
Accounting judgments, estimates and assumptions
Accounting judgments, estimates and assumptions

4.   Accounting judgments, estimates and assumptions

The preparation of consolidated financial statements in conformity with IFRS Accounting Standards requires management to make judgments, estimates and assumptions that affect the reported amounts of assets and liabilities, disclosures of contingent assets and liabilities at the reporting dates and the reported amounts of revenues and expenses during the reporting periods. However, uncertainty about these assumptions and estimates could result in outcomes that require a material adjustment to the carrying amount of the asset or liability affected in future periods.

Key areas of estimation uncertainty and critical judgments

In the process of applying the Group’s accounting policies, management has made the following key judgments and estimates, which have the most significant effect on the amounts recognized in the consolidated financial statements. Actual results could materially differ from those estimates.

●	Revenue recognition: categorization of in-game purchases between durable and consumable and determination of their periods of usage.
●	Revenue recognition: estimation of the average playing period of our users and estimation of the remaining lifespan of the games.
●	Uncertain tax positions - indirect taxes.
●	Assessment of control of associates

Revenue recognition

The approach to in-game purchases, consumable and durable items

The satisfaction of our performance obligation is dependent on the nature of the virtual item purchased and as a result, we categorize our virtual items as either consumable or durable.

●	Consumable virtual items represent items that can be consumed by a specific player action. They can, for example, instantly refill certain stats like mana or health points or be used to skip cooldowns. Common characteristics of consumable virtual items are that they are no longer displayed on the player’s game board after a short period of time (usually within few days since the date of purchase), do not provide the player any continuing benefit following consumption (they cannot be used to improve the character), and often enable a player to perform an in-game action immediately. For the sale of consumable virtual items, we recognize revenue at a point in time.
●	Durable virtual items represent items that enhance player’s character or game inventory set over a certain period of time (e.g. that increase player hero’s power in Hero Wars game or enhance an island’s buildings in our Island Experiment game). These items are accessible to the player over an extended period of time or can be exchanged or used for obtaining different items or levels in the games, which in turn are associated with the players character for an extended period of time (e.g. “stars” influencing the specific hero power in the game). Considering the complexity of the gameplay, great variety of in-game items and different behavioural patterns of players on different levels of character development, it is impracticable to estimate the useful life of in-game items. Therefore, we recognize the revenue from the sale of durable virtual items rateably over the average playing period of players for the applicable game (player’s lifespan), which represents our best estimate of the average life of the durable virtual item. We use this approach for substantially all of our revenue.

To separately account for consumable and durable virtual items, the Company specifically identifies each purchase for the majority of virtual items purchased in our games whether it relates to a durable or consumable item. The players may also purchase within the game virtual currencies which they may use in the future to acquire either durable or consumable virtual items. The performance obligations related to both virtual currency and virtual goods include the Company’s explicit promise to provide customers the right to use the virtual items and an implied promise to maintain the digital game environment. These obligations have been assessed as not distinct because they are highly interrelated and interdependent. As such, the Company accounts for them as a single performance obligation. Virtual currency follows the same revenue recognition pattern as for virtual goods, with the amounts allocated on consumable items being recognized when converted and amounts allocated to durable items recognized over the average playing period of paying users in our games.

The Company allocates unconverted virtual currency at the end of a period into either “durable virtual currency” or “consumable virtual currency” in alignment with the actual conversion pattern for durable virtual items and consumable virtual items purchased by players during the same period. No revenue is recognized on the sale of consumable virtual currency until such virtual currency is converted into virtual items. The balance of unconverted durable virtual currency follows the revenue recognition pattern for durable virtual items and, accordingly, its portion is allotted to deferred revenue at period end and recognized ratably over the average playing period of paying users in our games. Revenue recognition in respect of the balance of unconverted consumable virtual currency requires additional adjustments in order to ensure that only converted consumable virtual currency is recognized in a period. The Company adjusts the amount of revenue recognized for the reporting period by (a) removing the amount of revenue equal to the portion of unused consumable virtual currency at the reporting date and (b) adding back the amount of revenue equal to the portion of unused consumable virtual currency from previous reporting periods that were converted to virtual goods within the current reporting period. The amount of unconverted consumable virtual currency is included in deferred revenue at period end.

Estimate of players lifespan

We determine the estimated weighted average playing period of payers by game on a quarterly basis, beginning at the time of a player’s first purchase in the respective game and ending on a date when that paying player is deemed to be no longer playing. To determine when paying players are no longer playing a given game, we analyse the entire population of payers who made in-game payments in the relevant periods and determine whether each payer is an active or inactive player as at the date of our analysis. To determine which payers are inactive, we analyse the dates that each payer last logged into that game. We determine a player to be inactive once they have reached a period of inactivity for which it is probable that they will not return to a specific game. We use judgment to set a minimum period of inactivity to distinguish between active users and those that are deemed inactive at the date of evaluation which is currently determined as 30 days after last login date for the majority of platforms/games. Based on the actual expired lifespans and projection for active players, we then project an average expected lifespan term of the population.

In our core game Hero Wars a significant portion of our revenues is produced by a relatively low percentage of our users, which pay substantially higher dollar amounts for in-game virtual items as compared to the average payment per user and tend to have substantially longer playing periods as compared with average playing periods for the entire population. Moreover, the average playing periods may differ substantially among different platforms, through which we distribute our games. To account for these aspects, we estimate the average playing periods separately for each platform as soon as we have the indicators that the average playing periods for a particular platform may differ from the average periods for other platforms and adjust the average playing periods by assigning greater weight to higher spending payers versus average payers in the population. We use the Kaplan-Meyer survival model to arrive at the average playing period of the paying users for each platform.

Key factors of estimation uncertainty

We expect that in future periods, there may be changes in the mix of consumable and durable virtual items offered and sold, reduced virtual item sales in certain existing games, changes in estimates of the average playing period of players and/or changes in our ability to make such estimates. When such changes occur, and in particular if more of our revenue in any period is derived from durable virtual items or the estimated average playing period of payers increases on average, the amount of revenue that we recognize in a current or future period may be reduced, perhaps significantly. Conversely, if the estimated average playing period of payers decreases on average, the amount of revenue that we recognize in a current or future period may be accelerated, perhaps significantly, and we would disclose the effects of such changes in our consolidated financial statements.

The length of the lifespan depends on the players’ behaviours which vary across different game titles and across different platforms, where lifespans for social and web platforms tend to be longer than for mobile platforms. The length of the lifespans may also depend on the maturity of the game title and our ability to allocate necessary financial and intellectual resources to implement relevant strategies for player attraction and retention.

When a new game is launched and only a limited period of payer data is available for our analysis, then we need to consider other factors to determine the estimated average playing period of payers, such as the estimated average playing period of payers for our other game titles with similar characteristics and review of externally available information, including industry peers.

Sensitivity to input parameters

Our estimates are sensitive to input parameters, particularly to change in proportion between durable and consumable items and to change in estimated player’s lifespan. Below is the analysis of sensitivity to these parameters:

●	While other parameters remain constant, an increase/decrease of the share of durable items in total payments by 10% would decrease reported revenues for 2025 and respectively increase/decrease deferred revenue balance as at December 31, 2025 by 15,268.
●	While other parameters remain constant, an increase/decrease of the share of consumable items in total payments by 10% would increase/decrease reported revenues for 2025 and respectively decrease/increase deferred revenue balance as at December 31, 2025 by 8,771.
●	While other parameters remain constant, an increase in the estimated lifespans applied in 2025 by 10% would decrease reported revenues for 2025 and respectively increase deferred revenue balance as at December 31, 2025 by 26,784.
●	While other parameters remain constant, a decrease in the estimated lifespans applied in 2025 by 10% would increase reported revenues for 2025 and respectively decrease deferred revenue balance as at December 31, 2025 by 29,039.

Uncertain tax positions - indirect taxes

Accounting for the tax uncertainties involves a significant judgment in respect of both assessment of the likelihood of the realization of the tax uncertainties and estimation uncertainty in their quantification/measurement.

The Group disclosed possible and accrued probable risks in respect of non-income tax uncertain tax positions. Management estimates the amount of risk based on its interpretation of the relevant legislation, in accordance with the current industry practice and in conformity with its assessment of the likelihood, which require considerable judgment (Note 20).

Assessment of control of associates

In January 2022, the Company entered into a share purchase agreement to acquire 48.8% of the issued share capital of MX Capital Ltd and 49.5% of the issued share capital of Castcrown Ltd (refer to Note 15). As part of these acquisitions, the Company entered into a shareholders’ agreement with the remaining shareholders of the investees, which included a put and call option agreement allowing the Company to obtain control over 100% of the issued share capital of the investees. The Company also entered into loan agreements with the associates (refer to Note 16). In third quarter of 2025 certain loans including part of the convertible loan of 1,300 granted to Castcrown Ltd. for which settlement was not likely to occur in the foreseeable future were treated as the investments into equity-accounted associates in accordance with IAS 28.38 (refer to Note 16 for details). The rest of the convertible loan in the amount of 8,100 was converted in 1,972 additional shares through the exercise of a conversion option on August 29, 2025, which lead to an ownership interest in Castcrown Ltd. of 57%. After analyzing the share purchase agreements and other instruments issued, the Company concluded that it does not have the ability to direct the activities that significantly affect the investee's returns - i.e. the relevant activities. Additionally, the Company does not hold any voting rights sufficient to unilaterally direct the relevant activities of the investees. The rights retained by the Company are protective in nature, designed to safeguard its interests as an investor, rather than to direct the relevant activities of the investees. Substantive decision-making rights over the relevant activities — including operational, financial and strategic decisions — reside with the investees' managing bodies. Therefore, the Company does not have control over the investees and should not consolidate them.

Other areas of estimation uncertainty and judgments

Other judgments and estimates reflected in the Group’s financial statements include, but are not limited to:

●	Recoverability of deferred tax assets.
●	Fair value of loan receivable (refer to Measurement of the financial instruments issued as part of the investments in associates).
●	Software development costs and recognition of internally built software.
●	Impairment of non-financial assets.

Recoverability of deferred tax assets

The utilization of deferred tax assets will depend on whether it is probable to generate sufficient taxable income against which the deductible temporary differences can be utilized. Various factors are used to assess the probability of the future utilization of deferred tax assets, including past operating results, operational plans, expiration of tax losses carried forward, and tax planning strategies.

Software development costs

Our development teams, which develop online games, follow an agile development process, whereas the preliminary project stage remains ongoing until just prior to worldwide launch of the game, at which time final feature selection occurs. As such, the development costs in respect of online games are expensed as incurred in our consolidated statement of profit or loss and other comprehensive income. We did not capitalize any online games development costs during the years ended December 31, 2025, 2024 and 2023, except for those acquired in the business combination, as the additional development expenditures incurred do not meet the capitalization criteria under IAS 38, since they do not generate probable future economic benefits beyond those already expected from the existing games and do not qualify as enhancements that would extend the useful life or significantly improve the asset beyond its originally assessed standard of performance.

Development expenditures in respect of the software for the internal use are recognized as an intangible asset when the Group can demonstrate the technical and commercial feasibility of completing the intangible asset so that it will be available for use or sale, its intention to complete and its ability to use or sell the asset, how the asset will generate future economic benefits, the availability of resources to complete the asset and the ability to measure reliably the expenditure during development. We did not capitalize any software development costs during the years ended December 31, 2025, 2024 and 2023.

Impairment on non-financial assets

Impairment exists when the carrying value of an asset or CGU exceeds its recoverable amount, which is the higher of its fair value less costs of disposal and its value in use. The fair value less costs of disposal calculation is based on available data from binding transactions, conducted at arm’s length, for similar assets or observable market prices less incremental costs of disposing of the asset. The value in use calculation is based on a DCF model. The cash flows are derived from the forecasts for the next five years and do not include restructuring activities that the Group is not yet committed to or significant future investments that will enhance the performance of the assets of the CGU being tested. The recoverable amount is sensitive to the discount rate used for the DCF model as well as the expected future cash-inflows and the growth rate used for extrapolation purposes. These estimates are most relevant to goodwill recognized by the Group. The key assumptions used to determine the recoverable amount for the different CGUs are disclosed and further explained in Note 14.